Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

December 31, 2006

(Unaudited)

Financial measures that exclude after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities primarily associated with changes in interest rates. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realizable. Furthermore, for the purpose of calculating this ratio, management believes exclusion of other comprehensive income (loss) provides investors a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971)321-6127

Fax: (971)321-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions - except share data)

CONSOLIDATED

						2006				2005
2002	2003	2004	2005	2006		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$181.0	$221.4	$264.6	$300.1	$282.4	Insurance Services	$93.0	$74.3	$60.8	$54.3	$87.3	$74.8	$75.8	$62.2
16.3	24.9	31.1	30.9	38.4	Asset Management	10.3	11.1	8.1	8.9	8.0	8.7	7.6	6.6
(25.3)	(6.5)	(3.7)	(5.4)	(11.1)	Other	(1.2)	(3.0)	(3.1)	(3.8)	(3.7)	2.0	(1.8)	(1.9)

172.0	239.8	292.0	325.6	309.7	Total income before income taxes	102.1	82.4	65.8	59.4	91.6	85.5	81.6	66.9
61.0	83.5	92.6	114.5	105.9	Income taxes	34.6	27.7	22.9	20.7	33.3	29.6	28.3	23.3

$111.0	$156.3	$199.4	$211.1	$203.8	Net income	$67.5	$54.7	$42.9	$38.7	$58.3	$55.9	$53.3	$43.6

					Net income per common share:
$1.89	$2.70	$3.49	$3.81	$3.77	Basic	$1.26	$1.02	$0.79	$0.71	$1.07	$1.02	$0.96	$0.77
1.86	2.66	3.45	3.76	3.73	Diluted	1.25	1.01	0.78	0.70	1.06	1.01	0.95	0.76

					Share data:
58,871,840	57,979,100	57,192,206	55,465,215	54,079,033	Basic weighted-average	53,405,134	53,885,501	54,499,280	54,540,822	54,520,141	54,963,142	55,722,128	56,721,932
59,544,804	58,669,118	57,838,188	56,076,666	54,688,114	Diluted weighted-average	53,916,104	54,410,978	55,122,474	55,240,792	55,182,441	55,515,124	56,248,332	57,387,012
58,370,552	58,601,446	56,889,678	54,712,936	53,592,178	At period end	53,592,178	53,576,193	54,488,804	54,711,551	54,712,936	54,734,184	55,341,250	56,688,106

$111.0	$156.3	$199.4	$211.1	$203.8	Net income	$67.5	$54.7	$42.9	$38.7	$58.3	$55.9	$53.3	$43.6
(12.6)	6.0	7.4	1.4	1.2	After-tax net capital gains (losses)	1.8	1.4	(0.3)	(1.7)	(0.5)	2.4	0.3	(0.8)

$123.6	$150.3	$192.0	$209.7	$202.6	Net income excluding after-tax net capital gains (losses)	$65.7	$53.3	$43.2	$40.4	$58.8	$53.5	$53.0	$44.4

$(19.7)	$9.3	$11.5	$2.2	$1.9	Net capital gains (losses)	$2.8	$2.1	$(0.3)	$(2.7)	$(0.8)	$3.7	$0.5	$(1.2)
(7.1)	3.3	4.1	0.8	0.7	Taxes on net capital gains (losses)	1.0	0.7	—	(1.0)	(0.3)	1.3	0.2	(0.4)

$(12.6)	$6.0	$7.4	$1.4	$1.2	After-tax net capital gains (losses)	$1.8	$1.4	$(0.3)	$(1.7)	$(0.5)	$2.4	$0.3	$(0.8)

					Diluted earnings per common share:
$1.86	$2.66	$3.45	$3.76	$3.73	Net income	$1.25	$1.01	$0.78	$0.70	$1.06	$1.01	$0.95	$0.76
(0.22)	0.10	0.13	0.02	0.03	After-tax net capital gains (losses)	0.03	0.03	—	(0.03)	(0.01)	0.05	0.01	(0.01)

$2.08	$2.56	$3.32	$3.74	$3.70	Net income excluding after-tax net capital gains (losses)	$1.22	$0.98	$0.78	$0.73	$1.07	$0.96	$0.94	$0.77

$1,152.6	$1,309.5	$1,401.1	$1,413.8	$1,464.5	Shareholders’ equity	$1,464.5	$1,462.3	$1,373.9	$1,385.3	$1,413.8	$1,414.5	$1,449.6	$1,385.8
147.4	160.3	136.1	59.8	(8.1)	Accumulated other comprehensive income (loss)	(8.1)	24.3	(49.4)	(6.7)	59.8	82.7	149.2	86.2

$1,005.2	$1,149.2	$1,265.0	$1,354.0	$1,472.6	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,472.6	$1,438.0	$1,423.3	$1,392.0	$1,354.0	$1,331.8	$1,300.4	$1,299.6

10.4%	12.7%	14.7%	15.0%	14.2%	Net income return on average equity	18.5%	15.4%	12.4%	11.1%	16.5%	15.6%	15.0%	12.5%
11.4	14.5	16.5	16.1	14.4	Net income return on average equity (excluding accumulated other comprehensive income (loss))	18.6	15.3	12.2	11.3	17.4	17.0	16.4	13.6
12.7	14.0	15.9	16.0	14.3	Net income return on average equity (excluding after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	18.1	14.9	12.3	11.8	17.5	16.3	16.3	13.9

					Book value per common share:
$19.75	$22.35	$24.63	$25.84	$27.33	Including accumulated other comprehensive income (loss)	$27.33	$27.29	$25.21	$25.32	$25.84	$25.84	$26.19	$24.45
2.53	2.74	2.39	1.09	(0.15)	Accumulated other comprehensive income (loss)	(0.15)	0.45	(0.91)	(0.12)	1.09	1.51	2.69	1.52

$17.22	$19.61	$22.24	$24.75	$27.48	Excluding accumulated other comprehensive income (loss)	$27.48	$26.84	$26.12	$25.44	$24.75	$24.33	$23.50	$22.93

2,465	2,630	2,770	2,798	3,280	Number of employees	3,280	3,239	2,828	2,806	2,798	2,768	2,788	2,772

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2006				2005
2002	2003	2004	2005	2006		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,366.8	$1,589.0	$1,654.0	$1,826.5	$1,935.0	Premiums	$501.2	$479.4	$481.4	$473.0	$468.1	$457.1	$453.0	$448.3
23.9	28.4	33.7	43.3	77.1	Administrative fees	26.5	25.1	13.1	12.4	12.3	11.0	10.4	9.6
379.2	435.3	445.3	465.2	478.9	Net investment income	122.0	120.5	117.5	118.9	119.4	116.8	113.3	115.7
(19.7)	9.3	11.5	2.2	1.9	Net capital gains (losses)	2.8	2.1	(0.3)	(2.7)	(0.8)	3.7	0.5	(1.2)

1,750.2	2,062.0	2,144.5	2,337.2	2,492.9	Total revenues	652.5	627.1	611.7	601.6	599.0	588.6	577.2	572.4

					Benefits and expenses:
1,117.1	1,297.8	1,291.2	1,392.3	1,513.1	Benefits to policyholders	371.3	374.1	385.3	382.4	350.2	352.7	339.9	349.5
72.9	75.0	76.5	84.0	97.7	Interest credited	26.1	25.3	23.7	22.6	22.1	21.2	20.6	20.1
243.4	275.3	298.5	340.6	370.3	Operating expenses	101.3	93.2	88.1	87.7	86.7	82.3	86.6	85.0
132.6	144.1	154.4	168.5	183.6	Commissions and bonuses	47.2	45.5	43.9	47.0	42.3	40.9	40.6	44.7
23.0	24.6	29.4	32.0	34.6	Premium taxes	8.6	9.2	8.5	8.3	8.3	7.8	8.0	7.9
5.0	17.5	17.7	18.0	17.9	Interest expense	4.5	4.5	4.4	4.5	4.6	4.4	4.6	4.4
(39.1)	(46.6)	(57.7)	(61.6)	(78.5)	Deferral of acquisition costs	(20.0)	(18.8)	(18.1)	(21.6)	(15.5)	(15.4)	(14.2)	(16.5)
23.3	34.5	42.5	37.8	44.5	Amortization of deferred acquisition costs, value of business acquired and intangibles	11.4	11.7	10.1	11.3	8.7	9.2	9.5	10.4

1,578.2	1,822.2	1,852.5	2,011.6	2,183.2	Total benefits and expenses	550.4	544.7	545.9	542.2	507.4	503.1	495.6	505.5

172.0	239.8	292.0	325.6	309.7	Income before income taxes	102.1	82.4	65.8	59.4	91.6	85.5	81.6	66.9

61.0	83.5	92.6	114.5	105.9	Income taxes	34.6	27.7	22.9	20.7	33.3	29.6	28.3	23.3

111.0	156.3	199.4	211.1	203.8	Net income	67.5	54.7	42.9	38.7	58.3	55.9	53.3	43.6

					Other comprehensive income (loss), net of tax:
114.8	15.5	(13.3)	(67.5)	(41.7)	Unrealized capital gains (losses) on securities available-for-sale, net	(7.5)	74.1	(42.0)	(66.3)	(18.8)	(65.3)	65.4	(48.8)
(0.7)	(2.6)	(10.9)	(8.8)	(1.7)	Reclassification adjustment for net capital (gains) losses included in net income, net	(0.4)	(0.4)	(0.7)	(0.2)	(4.1)	(1.2)	(2.4)	(1.1)
—	—	—	—	(24.5)	Minimum pension liability adjustment	(24.5)	—	—	—	—	—	—	—

114.1	12.9	(24.2)	(76.3)	(67.9)	Total	(32.4)	73.7	(42.7)	(66.5)	(22.9)	(66.5)	63.0	(49.9)

$225.1	$169.2	$175.2	$134.8	$135.9	Comprehensive income (loss)	$35.1	$128.4	$0.2	$(27.8)	$35.4	$(10.6)	$116.3	$(6.3)

					Statutory data - insurance subsidiaries:
$111.9	$214.2	$275.8	$314.0	$271.1	Net gain from operations before federal income taxes	$88.4	$70.7	$57.1	$54.9	$89.4	$92.8	$82.2	$49.6
33.1	138.9	191.5	207.5	172.8	Net gain from operations after federal income taxes and before realized capital gains (losses)	58.0	45.2	32.2	37.4	54.2	64.5	56.3	32.5
817.6	876.1	942.5	968.7	967.5	Capital and surplus	967.5	940.3	897.6	1,003.7	968.7	1,068.8	1,026.7	970.0
35.8	54.3	73.8	88.2	96.6	Asset valuation reserve	96.6	91.9	88.7	88.7	88.2	80.4	81.4	76.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2006				2005
2002	2003	2004	2005	2006		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,359.7	$1,584.3	$1,650.0	$1,816.4	$1,927.4	Insurance Services	$498.8	$478.0	$479.7	$470.9	$465.6	$452.4	$451.3	$447.1
7.1	4.7	4.0	10.1	7.6	Asset Management	2.4	1.4	1.7	2.1	2.5	4.7	1.7	1.2

1,366.8	1,589.0	1,654.0	1,826.5	1,935.0	Total premiums	501.2	479.4	481.4	473.0	468.1	457.1	453.0	448.3

					Administrative fees:
5.9	6.4	6.9	8.8	8.7	Insurance Services	2.0	2.1	2.4	2.2	2.8	2.0	2.0	2.0
22.4	26.8	32.0	40.6	78.3	Asset Management	27.1	25.5	13.0	12.7	11.1	10.6	9.8	9.1
(4.4)	(4.8)	(5.2)	(6.1)	(9.9)	Other	(2.6)	(2.5)	(2.3)	(2.5)	(1.6)	(1.6)	(1.4)	(1.5)

23.9	28.4	33.7	43.3	77.1	Total administrative fees	26.5	25.1	13.1	12.4	12.3	11.0	10.4	9.6

					Net investment income:
258.3	305.4	302.5	303.3	313.4	Insurance Services	80.0	79.4	76.7	77.3	76.9	77.0	73.8	75.6
116.4	123.1	133.9	140.3	151.3	Asset Management	39.3	39.6	36.7	35.7	35.9	35.2	34.9	34.3
4.5	6.8	8.9	21.6	14.2	Other	2.7	1.5	4.1	5.9	6.6	4.6	4.6	5.8

379.2	435.3	445.3	465.2	478.9	Total net investment income	122.0	120.5	117.5	118.9	119.4	116.8	113.3	115.7

(19.7)	9.3	11.5	2.2	1.9	Net capital gains (losses)	2.8	2.1	(0.3)	(2.7)	(0.8)	3.7	0.5	(1.2)

1,750.2	2,062.0	2,144.5	2,337.2	2,492.9	Total revenues	652.5	627.1	611.7	601.6	599.0	588.6	577.2	572.4

					Benefits and expenses:
1,442.9	1,674.7	1,694.8	1,828.4	1,967.1	Insurance Services	487.8	485.2	498.0	496.1	458.0	456.6	451.3	462.5
129.6	129.7	138.8	160.1	198.8	Asset Management	58.5	55.4	43.3	41.6	41.5	41.8	38.8	38.0
5.7	17.8	18.9	23.1	17.3	Other	4.1	4.1	4.6	4.5	7.9	4.7	5.5	5.0

1,578.2	1,822.2	1,852.5	2,011.6	2,183.2	Total benefits and expenses	550.4	544.7	545.9	542.2	507.4	503.1	495.6	505.5

					Income (loss) before income taxes:
181.0	221.4	264.6	300.1	282.4	Insurance Services	93.0	74.3	60.8	54.3	87.3	74.8	75.8	62.2
16.3	24.9	31.1	30.9	38.4	Asset Management	10.3	11.1	8.1	8.9	8.0	8.7	7.6	6.6
(25.3)	(6.5)	(3.7)	(5.4)	(11.1)	Other	(1.2)	(3.0)	(3.1)	(3.8)	(3.7)	2.0	(1.8)	(1.9)

172.0	239.8	292.0	325.6	309.7	Total income before income taxes	102.1	82.4	65.8	59.4	91.6	85.5	81.6	66.9
61.0	83.5	92.6	114.5	105.9	Income taxes	34.6	27.7	22.9	20.7	33.3	29.6	28.3	23.3

$111.0	$156.3	$199.4	$211.1	$203.8	Net income	$67.5	$54.7	$42.9	$38.7	$58.3	$55.9	$53.3	$43.6

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2006				2005
2002	2003	2004	2005	2006		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,359.7	$1,584.3	$1,650.0	$1,816.4	$1,927.4	Premiums	$498.8	$478.0	$479.7	$470.9	$465.6	$452.4	$451.3	$447.1
5.9	6.4	6.9	8.8	8.7	Administrative fees	2.0	2.1	2.4	2.2	2.8	2.0	2.0	2.0
258.3	305.4	302.5	303.3	313.4	Net investment income	80.0	79.4	76.7	77.3	76.9	77.0	73.8	75.6

1,623.9	1,896.1	1,959.4	2,128.5	2,249.5	Total revenues	580.8	559.5	558.8	550.4	545.3	531.4	527.1	524.7

					Benefits and expenses:
1,098.1	1,284.2	1,278.4	1,372.9	1,497.1	Benefits to policyholders	367.1	370.5	381.3	378.2	345.2	345.8	336.0	345.9
4.7	4.9	4.5	8.1	13.3	Interest credited	3.7	3.6	3.2	2.8	2.4	2.1	2.0	1.6
205.3	235.9	253.4	284.2	291.8	Operating expenses	75.5	68.8	73.4	74.1	70.2	69.3	72.6	72.1
122.0	129.9	134.4	148.0	155.5	Commissions and bonuses	38.5	39.2	37.3	40.5	37.7	35.5	35.6	39.2
23.0	24.6	29.4	32.0	34.6	Premium taxes	8.6	9.2	8.5	8.3	8.3	7.8	8.0	7.9
(32.7)	(37.3)	(44.9)	(50.1)	(62.4)	Deferral of acquisition costs	(14.9)	(15.5)	(14.2)	(17.8)	(13.3)	(12.1)	(11.2)	(13.5)
22.5	32.5	39.6	33.3	37.2	Amortization of deferred acquisition costs, value of business acquired and intangibles	9.3	9.4	8.5	10.0	7.5	8.2	8.3	9.3

1,442.9	1,674.7	1,694.8	1,828.4	1,967.1	Total benefits and expenses	487.8	485.2	498.0	496.1	458.0	456.6	451.3	462.5

$181.0	$221.4	$264.6	$300.1	$282.4	Income before income taxes	$93.0	$74.3	$60.8	$54.3	$87.3	$74.8	$75.8	$62.2

					Benefit ratio (including interest credited):
67.9%	68.0%	65.5%	64.9%	67.1%	% of total revenues	63.8%	66.9%	68.8%	69.2%	63.7%	65.5%	64.1%	66.2%
81.1	81.4	77.8	76.0	78.4	% of total premiums	74.3	78.3	80.2	80.9	74.7	76.9	74.9	77.7

					Statistics (% of total premiums):
15.1%	14.9%	15.4%	15.6%	15.1%	Operating expenses	15.1%	14.4%	15.3%	15.7%	15.1%	15.3%	16.1%	16.1%
13.3	14.0	16.0	16.5	14.7	Income before income taxes	18.6	15.5	12.7	11.5	18.8	16.5	16.8	13.9

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2006				2005
2002	2003	2004	2005	2006		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$498.0	$606.3	$611.1	$681.0	$735.0	Life and AD&D	$189.6	$182.5	$181.7	$181.2	$173.6	$168.4	$170.4	$168.6
583.4	686.1	714.5	780.7	809.9	LTD	205.7	202.2	202.7	199.3	198.9	193.1	194.7	194.0
145.2	162.9	177.8	191.7	211.1	STD	54.9	52.7	52.7	50.8	49.6	47.5	46.1	48.5
71.2	63.9	64.8	73.8	72.9	Other	18.2	18.7	18.3	17.7	17.6	19.7	18.3	18.2
(13.5)	(18.6)	(11.7)	(20.2)	(22.6)	Experience rated refunds	(3.1)	(8.7)	(5.3)	(5.5)	(6.2)	(3.0)	(3.0)	(8.0)

$1,284.3	$1,500.6	$1,556.5	$1,707.0	$1,806.3	Total premiums	$465.3	$447.4	$450.1	$443.5	$433.5	$425.7	$426.5	$421.3

					Benefit ratio (including interest credited):
69.1%	69.3%	66.3%	65.7%	68.0%	% of total revenues	65.0%	68.1%	70.2%	68.8%	65.2%	65.3%	65.3%	67.0%
80.5	81.3	77.4	75.8	78.3	% of total premiums	74.7	78.7	80.7	79.2	75.3	75.6	75.0	77.4

					Statistics (% of total premiums):
14.5%	14.2%	14.8%	15.2%	14.9%	Operating expenses	14.9%	14.1%	15.0%	15.4%	14.9%	14.9%	15.5%	15.6%
12.3	13.0	15.5	16.0	14.2	Income before income taxes	17.8	14.4	11.8	12.6	17.2	17.0	16.0	13.8

					Sales (annualized new premiums) reported at contract effective date:
$113.1	$134.6	$118.6	$148.4	$138.0	Life and AD&D	$38.0	$30.5	$13.4	$56.1	$42.9	$22.8	$19.5	$63.2
88.0	80.1	133.5	106.4	114.1	LTD	33.6	17.0	19.1	44.4	31.9	15.3	17.0	42.2
42.3	45.5	51.3	43.8	42.1	STD	8.7	5.6	14.4	13.4	10.8	5.0	5.3	22.7
21.0	18.7	26.9	26.3	23.6	Other	5.5	3.6	4.3	10.2	9.6	7.6	3.5	5.6

$264.4	$278.9	$330.3	$324.9	$317.8	Total	$85.8	$56.7	$51.2	$124.1	$95.2	$50.7	$45.3	$133.7

					Persistency (% of premiums):*
88.0%	89.7%	86.0%	89.4%	89.0%	Life
88.1	85.5	87.5	89.9	88.9	LTD
75.6	57.5	72.6	80.3	76.0	Dental
85.1	84.9	83.0	82.9	87.8	Other A&H

86.9%	85.6%	85.6%	88.2%	88.1%	Total

					Individual Disability:
$75.4	$83.7	$93.5	$109.4	$121.1	Premiums	$33.5	$30.6	$29.6	$27.4	$32.1	$26.7	$24.8	$25.8

					Benefit ratio:
54.1%	51.1%	54.4%	54.8%	56.9%	% of total revenues	50.8%	51.9%	51.3%	75.0%	47.4%	67.4%	49.0%	56.3%
91.1	82.7	83.2	79.2	79.4	% of total premiums	69.0	72.2	71.6	108.4	65.4	98.1	72.6	82.9

					Statistics (% of revenue):
15.3%	16.5%	15.7%	15.5%	13.9%	Operating expenses	13.2%	13.4%	14.5%	14.6%	12.6%	15.2%	17.4%	17.1%
17.8	19.9	15.8	17.0	15.5	Income before income taxes	22.6	22.8	18.9	(4.0)	28.7	5.9	20.7	11.1

$11.5	$16.0	$18.9	$21.5	$21.5	Disability sales	$5.5	$5.8	$5.2	$5.0	$5.6	$5.7	$5.8	$4.4

94.3%	95.1%	95.6%	95.5%	95.1%	Disability persistency (% of premiums)

*	Does not include the block of business assumed from Teachers Insurance and Annuity Association of America effective October 1, 2002.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2006				2005
2002	2003	2004	2005	2006		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$7.1	$4.7	$4.0	$10.1	$7.6	Premiums	$2.4	$1.4	$1.7	$2.1	$2.5	$4.7	$1.7	$1.2
22.4	26.8	32.0	40.6	78.3	Administrative fees	27.1	25.5	13.0	12.7	11.1	10.6	9.8	9.1
116.4	123.1	133.9	140.3	151.3	Net investment income	39.3	39.6	36.7	35.7	35.9	35.2	34.9	34.3

145.9	154.6	169.9	191.0	237.2	Total revenues	68.8	66.5	51.4	50.5	49.5	50.5	46.4	44.6

					Benefits and expenses:
19.0	13.6	12.8	19.4	16.0	Benefits to policyholders	4.2	3.6	4.0	4.2	5.0	6.9	3.9	3.6
67.6	70.1	72.0	75.9	84.4	Interest credited	22.4	21.7	20.5	19.8	19.7	19.1	18.6	18.5
37.7	38.9	43.8	50.9	78.6	Operating expenses	26.1	24.6	14.4	13.5	13.1	12.6	13.0	12.2
10.6	14.2	20.0	20.5	28.1	Commissions and bonuses	8.7	6.3	6.6	6.5	4.6	5.4	5.0	5.5
0.3	0.2	0.1	0.4	0.5	Interest expense	0.1	0.2	0.1	0.1	0.1	0.1	0.1	0.1
(6.4)	(9.3)	(12.8)	(11.5)	(16.1)	Deferral of acquisition costs	(5.1)	(3.3)	(3.9)	(3.8)	(2.2)	(3.3)	(3.0)	(3.0)
0.8	2.0	2.9	4.5	7.3	Amortization of deferred acquisition costs, value of business acquired and intangibles	2.1	2.3	1.6	1.3	1.2	1.0	1.2	1.1

129.6	129.7	138.8	160.1	198.8	Total benefits and expenses	58.5	55.4	43.3	41.6	41.5	41.8	38.8	38.0

$16.3	$24.9	$31.1	$30.9	$38.4	Income before income taxes	$10.3	$11.1	$8.1	$8.9	$8.0	$8.7	$7.6	$6.6

					Assets under administration:
$1,803.3	$2,577.6	$3,367.1	$4,221.7	$16,240.0	Retirement Plans *	$16,240.0	$15,586.0	$4,616.2	$4,591.3	$4,221.7	$4,002.5	$3,708.3	$3,517.9
797.7	914.9	1,085.3	1,143.3	1,234.9	Individual Annuities	1,234.9	1,196.2	1,179.9	1,162.4	1,143.3	1,137.5	1,110.8	1,093.0
672.9	677.1	747.9	1,141.9	1,407.0	Mortgage loans for other investors	1,407.0	1,360.1	1,274.6	1,196.1	1,141.9	1,032.7	869.3	825.1
—	—	36.1	35.5	137.5	Other	137.5	70.5	34.4	35.9	35.5	33.6	37.1	36.1

$3,273.9	$4,169.6	$5,236.4	$6,542.4	$19,019.4	Total	$19,019.4	$18,212.8	$7,105.1	$6,985.7	$6,542.4	$6,206.3	$5,725.5	$5,472.1

					Annualized operating expenses:
					(% of average assets under administration)
1.5%	1.3%	1.0%	0.9%	0.6%	Retirement Plans *	0.5%	0.5%	0.9%	0.8%	0.8%	0.9%	1.0%	1.0%

					Interest credited:
					(% of investment income)
61.4%	60.6%	55.5%	55.0%	54.5%	Retirement Plans	55.0%	53.9%	55.3%	53.7%	55.7%	55.2%	54.1%	54.8%
63.0	62.5	61.9	60.9	64.4	Individual Annuities	66.1	64.9	64.2	62.0	62.7	60.5	60.2	60.4

$109.1	$139.4	$184.0	$119.9	$214.2	Individual Annuity sales	$71.3	$48.7	$53.3	$40.9	$22.1	$47.2	$30.6	$20.0

$570.8	$930.6	$1,170.4	$996.4	$942.8	Commercial mortgage loans originated	$247.0	$286.7	$238.2	$170.9	$287.7	$245.4	$218.5	$244.8

*	Includes the July 2006 acquisition of Invesmart, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2006				2005
2002	2003	2004	2005	2006		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(4.4)	$(4.8)	$(5.2)	$(6.1)	$(9.9)	Administrative fees	$(2.6)	$(2.5)	$(2.3)	$(2.5)	$(1.6)	$(1.6)	$(1.4)	$(1.5)
4.5	6.8	8.9	21.6	14.2	Net investment income	2.7	1.5	4.1	5.9	6.6	4.6	4.6	5.8
(19.7)	9.3	11.5	2.2	1.9	Net capital gains (losses)	2.8	2.1	(0.3)	(2.7)	(0.8)	3.7	0.5	(1.2)

(19.6)	11.3	15.2	17.7	6.2	Total revenues	2.9	1.1	1.5	0.7	4.2	6.7	3.7	3.1

					Benefits and expenses:
1.0	0.5	1.3	5.5	(0.1)	Operating expenses and other	(0.3)	(0.2)	0.3	0.1	3.4	0.4	1.0	0.7
4.7	17.3	17.6	17.6	17.4	Interest expense	4.4	4.3	4.3	4.4	4.5	4.3	4.5	4.3

5.7	17.8	18.9	23.1	17.3	Total benefits and expenses	4.1	4.1	4.6	4.5	7.9	4.7	5.5	5.0

$(25.3)	$(6.5)	$(3.7)	$(5.4)	$(11.1)	Income (loss) before income taxes	$(1.2)	$(3.0)	$(3.1)	$(3.8)	$(3.7)	$2.0	$(1.8)	$(1.9)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2006				2005
2002	2003	2004	2005	2006		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$4,134.4	$4,524.8	$4,412.5	$4,613.2	$4,786.0	Fixed maturity securities (available-for-sale)	$4,786.0	$4,770.7	$4,608.1	$4,702.9	$4,613.2	$4,542.0	$4,520.2	$4,406.7
1,989.1	2,319.8	2,948.2	3,243.7	3,316.0	Commercial mortgage loans, net	3,316.0	3,517.5	3,377.8	3,267.3	3,243.7	3,148.8	3,080.9	3,018.6
64.6	77.2	72.2	77.7	89.9	Real estate, net	89.9	88.0	84.9	81.9	77.7	78.2	73.1	72.2
5.3	4.6	4.2	4.0	4.0	Policy loans	4.0	4.2	4.1	4.2	4.0	4.3	4.2	4.2

6,193.4	6,926.4	7,437.1	7,938.6	8,195.9	Total investments	8,195.9	8,380.4	8,074.9	8,056.3	7,938.6	7,773.3	7,678.4	7,501.7
206.8	34.5	45.3	53.2	56.0	Cash and cash equivalents	56.0	53.5	156.3	41.2	53.2	89.4	58.1	46.6
79.6	73.3	77.8	81.5	99.2	Premiums and other receivables	99.2	94.5	77.0	75.6	81.5	81.7	81.1	84.9
77.1	82.8	82.7	85.6	89.5	Accrued investment income	89.5	94.7	88.9	92.8	85.6	87.4	83.7	88.2
873.9	871.9	887.9	897.7	913.6	Amounts recoverable from reinsurers	913.6	903.7	903.0	899.0	897.7	891.2	887.2	883.7
190.9	200.7	218.8	245.3	342.7	Deferred acquisition costs, value of business acquired, intangibles and goodwill, net	342.7	333.1	267.1	257.9	245.3	237.8	229.5	226.4
74.7	71.3	78.3	86.7	84.6	Property and equipment, net	84.6	82.9	81.6	82.4	86.7	81.9	80.5	80.8
31.5	35.1	45.5	54.5	24.6	Other assets	24.6	61.6	42.8	55.6	54.5	40.2	38.9	42.2
1,018.6	1,685.7	2,338.6	3,007.6	3,832.5	Separate account assets	3,832.5	3,464.6	3,315.7	3,334.6	3,007.6	2,829.5	2,582.9	2,438.5

$8,746.5	$9,981.7	$11,212.0	$12,450.7	$13,638.6	Total assets	$13,638.6	$13,469.0	$13,007.3	$12,895.4	$12,450.7	$12,112.4	$11,720.3	$11,393.0

					LIABILITIES AND EQUITY

					Liabilities:
$4,114.9	$4,294.9	$4,484.6	$4,689.3	$4,927.6	Future policy benefits and claims	$4,927.6	$4,866.7	$4,819.1	$4,744.9	$4,689.3	$4,637.8	$4,581.5	$4,537.2
1,864.5	2,100.3	2,400.9	2,649.3	2,937.8	Other policyholder funds	2,937.8	2,853.5	2,785.7	2,725.4	2,649.3	2,607.2	2,534.0	2,466.1
164.7	153.7	115.1	73.6	22.9	Deferred tax liabilities	22.9	36.2	9.6	36.3	73.6	90.2	129.6	92.3
0.2	2.7	0.2	2.0	2.4	Short-term debt	2.4	2.0	2.0	1.9	2.0	0.2	0.2	0.2
259.0	272.0	258.1	260.1	261.1	Long-term debt	261.1	261.7	260.8	260.0	260.1	257.9	258.0	258.0
172.0	162.9	213.4	355.0	189.8	Other liabilities	189.8	522.0	440.5	407.0	355.0	275.1	184.5	214.9
1,018.6	1,685.7	2,338.6	3,007.6	3,832.5	Separate account liabilities	3,832.5	3,464.6	3,315.7	3,334.6	3,007.6	2,829.5	2,582.9	2,438.5

7,593.9	8,672.2	9,810.9	11,036.9	12,174.1	Total liabilities	12,174.1	12,006.7	11,633.4	11,510.1	11,036.9	10,697.9	10,270.7	10,007.2

					Shareholders’ equity:
665.3	673.4	618.2	530.3	479.9	Common stock	479.9	478.0	518.0	529.6	530.3	532.2	556.7	609.2
147.4	160.3	136.1	59.8	(8.1)	Accumulated other comprehensive income (loss)	(8.1)	24.3	(49.4)	(6.7)	59.8	82.7	149.2	86.2
339.9	475.8	646.8	823.7	992.7	Retained earnings	992.7	960.0	905.3	862.4	823.7	799.6	743.7	690.4

1,152.6	1,309.5	1,401.1	1,413.8	1,464.5	Total shareholders’ equity	1,464.5	1,462.3	1,373.9	1,385.3	1,413.8	1,414.5	1,449.6	1,385.8

$8,746.5	$9,981.7	$11,212.0	$12,450.7	$13,638.6	Total liabilities and shareholders’ equity	$13,638.6	$13,469.0	$13,007.3	$12,895.4	$12,450.7	$12,112.4	$11,720.3	$11,393.0

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2006				2005
2002	2003	2004	2005	2006		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
$4,134.4	$4,524.8	$4,412.5	$4,613.2	$4,786.0	Total fixed maturity securities:	$4,786.0	$4,770.7	$4,608.1	$4,702.9	$4,613.2	$4,542.0	$4,520.2	$4,406.7
3,701.0	4,119.0	4,018.1	4,108.1	4,205.0	Public	4,205.0	4,216.8	4,064.2	4,176.8	4,108.1	4,066.9	4,067.9	3,998.7
433.4	405.8	394.4	505.1	581.0	Private	581.0	553.9	543.9	526.1	505.1	475.1	452.3	408.0
1,989.1	2,319.8	2,948.2	3,243.7	3,316.0	Commercial mortgage loans, net	3,316.0	3,517.5	3,377.8	3,267.3	3,243.7	3,148.8	3,080.9	3,018.6
64.6	77.2	72.2	77.7	89.9	Real estate, net	89.9	88.0	84.9	81.9	77.7	78.2	73.1	72.2
5.3	4.6	4.2	4.0	4.0	Policy loans	4.0	4.2	4.1	4.2	4.0	4.3	4.2	4.2

$6,193.4	$6,926.4	$7,437.1	$7,938.6	$8,195.9	Total investments	$8,195.9	$8,380.4	$8,074.9	$8,056.3	$7,938.6	$7,773.3	$7,678.4	$7,501.7

					Percent of investments:
66.8%	65.3%	59.3%	58.1%	58.4%	Fixed maturity securities	58.4%	56.9%	57.1%	58.4%	58.1%	58.4%	58.8%	58.7%
32.1	33.5	39.6	40.8	40.4	Commercial mortgage loans, net	40.4	42.0	41.8	40.5	40.8	40.5	40.1	40.2
1.0	1.1	1.0	1.0	1.1	Real estate, net	1.1	1.0	1.0	1.0	1.0	1.0	1.0	1.0
0.1	0.1	0.1	0.1	0.1	Other	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1

					Fixed maturity securities (available for sale):
105.9%	106.0%	105.2%	102.1%	100.6%	Market value as a % of amortized cost	100.6%	100.8%	98.3%	99.8%	102.1%	103.0%	105.6%	103.2%

					Reserve balances:
$4.0	$2.6	$2.3	$2.5	$2.4	Commercial mortgage loans, net	$2.4	$3.1	$3.0	$2.4	$2.5	$3.5	$3.4	$2.0

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2006				2005
2002	2003	2004	2005	2006		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
6.22%	5.94%	5.81%	5.61%	5.57%	Fixed maturity securities (excluding convertibles)	5.57%	5.59%	5.59%	5.59%	5.61%	5.65%	5.71%	5.75%
7.94	7.28	6.71	6.46	6.31	Commercial mortgage loans, net	6.31	6.41	6.40	6.42	6.46	6.51	6.59	6.64

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
75.3%	75.6%	74.5%	74.6%	74.1%	A or higher	74.1%	73.9%	74.2%	74.9%	74.6%	74.4%	75.0%	74.7%
21.2	20.9	21.6	21.6	22.3	BBB/Baa	22.3	22.3	21.9	21.5	21.6	21.5	20.6	21.5
2.1	2.0	2.7	2.7	2.0	BB/Ba	2.0	2.3	2.4	2.4	2.7	3.1	3.3	2.6
1.4	1.5	1.2	1.1	1.6	B or lower	1.6	1.5	1.5	1.2	1.1	1.0	1.1	1.2

					Commercial mortgage loans - statutory:
					Sixty day delinquencies:
$—	$—	$7.5	$0.3	$2.9	Book value	$2.9	$—	$—	$—	$0.3	$1.1	$1.2	$—
—%	—%	0.25%	0.01%	0.09%	Rates - overall %	0.09%	—%	—%	—%	0.01%	0.04%	0.04%	—%

$—	$1.5	$—	$1.3	$1.8	Foreclosed during period	$—	$1.8	$—	$—	$1.3	$—	$—	$—
—	—	7.5	0.3	1.2	In process of foreclosure	1.2	3.7	—	—	0.3	1.1	1.2	—
—	—	7.5	0.3	1.2	Included in 60 day delinquencies	1.2	—	—	—	0.3	1.1	1.2	—
4.6	2.9	2.1	10.1	6.8	Net balance of restructured loans	6.8	6.9	9.9	10.0	10.1	7.8	7.8	8.0